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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                            -------------------------

       Date of Report (Date of earliest event reported): December 1, 2005

                          MERRILL LYNCH DEPOSITOR, INC.
            (ON BEHALF OF PUBLIC STEERS(R) SERIES 1998 TRV-C1 TRUST)
             (Exact name of registrant as specified in its charter)

              DELAWARE             001-32445                   13-3891329
          (State or other         (Commission               (I. R. S. Employer
          jurisdiction of         File Number)              Identification No.)
           incorporation)

       WORLD FINANCIAL CENTER,                                     10080
         NEW YORK, NEW YORK                                     (Zip Code)
        (Address of principal
         executive offices)

                                   --------------------------

       Registrant's telephone number, including area code: (212) 449-1000

                      INFORMATION TO BE INCLUDED IN REPORT


SECTION 1.        REGISTRANT'S BUSINESS AND OPERATIONS

                  Not applicable.

SECTION 2.        FINANCIAL INFORMATION

                  Not applicable.

SECTION 3.        SECURITIES AND TRADING MARKETS

                  Not applicable.

SECTION 4.        MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

                  Not applicable.

SECTION 5.        CORPORATE GOVERNANCE AND MANAGEMENT

                  Not applicable.
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SECTION 6.        ASSET-BACKED SECURITIES

                  Not applicable.

SECTION 7.        REGULATION FD

                  Not applicable.

SECTION 8.        OTHER EVENTS

    ITEM 8.01     OTHER EVENTS

                  99.1 Distribution to holders of the Public STEERS(R) Series 1998 TRV-C1 Trust Certificates on December 1, 2005.

                           For information with respect to the
                  underlying securities held by Public STEERS(R) Series 1998 TRV-C1 Trust, please refer to Citigroup Inc.'s (Commission file number 001-09924) periodic reports, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, and other information on file with the Securities and Exchange Commission (the "SEC"). You can read and copy these reports and other information at the public reference facilities maintained by the SEC at Room 1580, 100 F Street, NE, Washington, D.C. 20549. You may obtain copies of this material for a fee by writing to the SEC's Public Reference Section of the SEC at 100 F Street, NE, Washington, D.C. 20549. You may obtain information about the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You can also access some of this information electronically by means of the SEC's website on the Internet at http://www.sec.gov, which contains reports, proxy and information statements and other information that the underlying securities guarantor has filed electronically with the SEC.

                           Although we have no reason to believe the
                  information concerning the underlying securities, the underlying securities issuer, the guarantee or the underlying securities guarantor contained in the underlying securities guarantor's Exchange Act reports is not reliable, neither the depositor nor the trustee participated in the preparation of such documents or made any due diligence inquiry with respect to the information provided therein. No investigation with respect to the underlying securities issuer or the underlying securities guarantor (including, without limitation, no investigation as to its financial condition or creditworthiness) or of the underlying securities or the guarantee has been made. You should obtain and evaluate the same information concerning the underlying securities issuer and the underlying securities guarantor as you would obtain and evaluate if your investment were directly in the underlying securities, the guarantee or in other securities issued by the underlying securities issuer or underlying securities guarantor. There can be no assurance that events affecting the underlying securities, the guarantee, the underlying securities issuer or the underlying securities guarantor have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.

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SECTION 9.        FINANCIAL STATEMENTS AND EXHIBITS

    ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of business acquired.

                  Not applicable.

         (b)      Pro forma financial information.

                  Not applicable.

         (c)      Shell company transactions.

                  Not applicable.

         (d)      Exhibits.

                  99.1 Trustee's report in respect of the December 1, 2005 distribution to holders of the Public STEERS(R) Series 1998 TRV-C1 Trust Certificates.


                              SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        MERRILL LYNCH DEPOSITOR, INC.

         Date: December 8, 2005         By:    /s/ Stephan Kuppenheimer
                                                ------------------------------
                                        Name:  Stephan Kuppenheimer
                                        Title: President


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                                       EXHIBIT INDEX


                  99.1 Trustee's report in respect of the December 1, 2005 distribution to holders of the Public STEERS(R) Series 1998 TRV-C1 Trust Certificates.